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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2006

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On February 17, 2006, Advance Auto Parts, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K to report that it had provided notice of the non-renewal of employment and non-competition agreements with two of its executive officers. The Company is filing this Current Report on Form 8-K/A to amend Item 1.02 as reported in such previous Current Report to provide information about the Company’s intentions with regard to employment agreements.

Item 1.02 Termination of a Material Definitive Agreement

Notice of Non-Renewal of Employment Agreements

On February 13, 2006, Advance Stores Company, Incorporated, a wholly owned subsidiary of Advance Auto Parts, Inc. (collectively referred to as the Company), notified Jimmie L. Wade, Executive Vice President, Business Development, and Paul W. Klasing, Executive Vice President, Stores, of its intention not to renew the employment and non-competition agreements between the Company and Mr. Wade and Mr. Klasing, respectively. The agreements will be terminated effective April 15, 2006. The agreements, which were entered into on April 15, 1998, and extend year-to-year unless terminated by the Company or the employee, contain certain provisions regarding severance, bonus and other customary terms, including those related to non-solicitation and non-disclosure of non-public information regarding the Company. A form of the employment and non-competition agreement was filed on June 4, 1998, as exhibit 10.18 to the Registration statement on Form S-4 of Advance Stores Company, Incorporated.

Mr. Wade and Mr. Klasing continue to be employed by the Company in their current positions and as executive officers of the Company. The Company is in the process of replacing these employment agreements for Mr. Wade and Mr. Klasing as well as putting in place similar employment agreements for five other executive officers. The Company will provide the terms of these new agreements when they have been finalized and executed.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: February 23, 2006	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President, Chief Financial Officer

* Print name and title of the signing officer under his signature.